UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2008

                                    DVL, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-8356                  13-2892858
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

70 East 55th Street, 7th Floor, New York, NY                            10022
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  (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 350-9900


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant

On June 6, 2008, Delbrook Holding LLC ("Delbrook"), a Delaware limited liability company and 100% owned subsidiary of DVL, Inc. (together with its subsidiaries, the "Company") borrowed an aggregate of $3,800,000 pursuant to a Mortgage Note (the "Note") with Capital One, N.A., a national banking association (the "Bank") in the principal amount of $3,800,000.00. The Note is secured by a mortgage on the Company's property located in Kearny, New Jersey and by an assignment of leases on such property. The principal amount outstanding under the Note, bears interest, which is payable monthly, at an annual rate equal to the one month LIBOR Rate plus 2.1%. Delbrook has entered into an interest rate swap agreement with the Bank which provides for a fixed rate of interest for the term of the Note. In the event that the LIBOR Rate is not available, the Note bears interest at an annual rate equal to the prime rate of the Bank.

The outstanding principal of the Note is payable in monthly installments of $5,430 beginning on August 1, 2008 and continuing on the first day of each month thereafter. The final monthly installment of the Note is due and payable on July 1, 2011 and must equal all outstanding principal together will all accrued and unpaid interest. The entire principal sum together with accrued interest will become due and payable at the option of the Bank upon any defaults after the expiration of all applicable notice and cure periods as specified therein.

ITEM 1.02. Termination of a Material Definitive Agreement

On June 6, 2008, the Company used a portion of the proceeds of the borrowings under the Note to repay the entire outstanding principal balance of $1,150,000 plus all accrued interest under its agreement (the "Agreement") with Pennsylvania Business Bank dated March 19, 2007. The Agreement and all instruments and documents related thereto terminated on June 6, 2008, including without limitation, the termination of all security interests, liens and encumbrances on a portion of the Company's property located in Kearny New Jersey, in connection with the Agreement.

On June 6, 2008, the Company used a portion of the proceeds of borrowings under the Note to repay the entire outstanding principal amount of $2,292,230 plus accrued and unpaid interest, under the Promissory Note (the "Promissory Note") dated June 1, 1998 with Liberty Mortgage Acceptance Corporation as the Lender. The Promissory Note and all instruments and documents related thereto terminated on June 6, 2008.

ITEM 9.01. Financial Statements and Exhibits

Exhibits:  None

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DVL, INC.


                                          By: /s/ Henry Swain
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                                          Name:  Henry Swain
                                          Title: Executive Vice President
                                                 and Chief Financial Officer

Date: June 12, 2008